Exhibit 10M

BASSETT FURNITURE INDUSTRIES, INCORPORATED

SCHEDULE OF TERMS FOR

EMPLOYMENT CONTINUITY AGREEMENTS

WITH CERTAIN EXECUTIVE OFFICERS

Executive	Date of Agreement	Change in Control Severance Multiplier	Severance Period	Outplacement Services Period and Cost Limit
Robert H. Spilman, Jr.	January 22, 2009	2	18 mos.	6 mos.
				$15,000
John E. Bassett III	January 22, 2009	1	12 mos.	3 mos.
				$7,500
J. Michael Daniel	January 24, 2014	1	12 mos.	3 mos.
				$7,500
Bruce R. Cohenour	January 24, 2014	1	12 mos.	3 mos.
				$7,500